Exhibit 8.1

List of Subsidiaries

Subsidiaries	Place of Incorporation

iKang Guobin Healthcare Group, Inc.	British Virgin Islands

iKang Zhejiang, Inc.	British Virgin Islands

Yuanhua Healthcare Limited	Hong Kong

MediFast (Hong Kong) Limited	Hong Kong

MediFast (Hong Kong) Ltd. (Causeway Bay)	Hong Kong

MediFast (Hong Kong) Ltd. (Kowloon)	Hong Kong

Bayley & Jackson (China) Medical Services Limited	Hong Kong

Yuanhua Medical Consultancy Services (Shanghai) Co., Ltd.	People’s Republic of China

Shanghai iKang Co., Ltd.	People’s Republic of China

ShanghaiMed iKang, Inc.	People’s Republic of China

iKang Health Management (Zhejiang) Co., Ltd.	People’s Republic of China

Beijing Bayley & Jackson Clinic Co., Ltd.	People’s Republic of China

Affiliated Entities

Shanghai iKang Guobin Holding Co., Ltd	People’s Republic of China

Hangzhou iKang Guobin Clinic Co., Ltd.	People’s Republic of China

Shanghai Yuanhua Information Technology Co., Ltd.	People’s Republic of China

Jiandatong Health Technology (Beijing) Co., Ltd.	People’s Republic of China

Subsidiaries of Affiliated Entities
1. 100% Owned Subsidiaries

1.1 Beijing iKang Guobin Lidu Clinic Co., Ltd.	People’s Republic of China

1.2 Beijing iKang Guobin Jianwai Clinic Co., Ltd.	People’s Republic of China

1.3 Beijing iKang Guobin Zhongguan Clinic Co., Ltd.	People’s Republic of China

1.4 Beijing iKang Guobin Zhengqingyuan Clinic Co., Ltd.	People’s Republic of China

1.5 Beijing iKang Guobin Jiuxianqiao Clinic Co., Ltd.	People’s Republic of China

1.6 Beijing iKang Guobin Clinic Co., Ltd.	People’s Republic of China

1.7 Beijing iKang Guobin Xinei Clinic Co., Ltd.	People’s Republic of China

1.8 Beijing iKang Jun’an Clinic Co., Ltd.	People’s Republic of China

1.9 Beijing iKang Guobin Yayun Clinic Co., Ltd.	People’s Republic of China

1.10 Beijing iKang Guobin Baishi Clinic Co., Ltd.	People’s Republic of China

1.11 iKang Guobin Healthcare Management Group Co., Ltd.	People’s Republic of China

1.12 Beijing iKang Guobin Health Technology Co., Ltd.	People’s Republic of China

1.13 Shanghai iKang Guobin Mingmen Clinic Co., Ltd.	People’s Republic of China

1.14 Shanghai Guobin Medical Center Co., Ltd.	People’s Republic of China

1.15 Shanghai iKang Guobin Renren Clinic Co., Ltd.	People’s Republic of China

1.16 Shanghai iKang Guobin Blue Cross Clinic Co., Ltd.	People’s Republic of China

1.17 Shanghai iKang Guobin Yipin Clinic Co., Ltd.	People’s Republic of China

1.18 Shanghai Zhonghuan Yipin Clinic Co., Ltd.	People’s Republic of China

1.19 Shanghai iKang Guobin Waizhitan Clinic Co., Ltd.	People’s Republic of China

1.20 Shanghai iKang Guobin Fukang Clinic Co., Ltd.	People’s Republic of China

1.21 Shanghai Jianwei Clinic Co., Ltd.	People’s Republic of China

1.22 Shanghai Yuanhua Clinic Co., Ltd.	People’s Republic of China

1.23 Shanghai Huajian Clinic Co., Ltd.	People’s Republic of China

1.24 Shanghai Jinxiu Huajian Clinic Co., Ltd.	People’s Republic of China

1.25 Shanghai Jinshen Huajian Clinic Co., Ltd.	People’s Republic of China

1.26 Shanghai Huajian Health Examination Management Co., Ltd.	People’s Republic of China

1.27 Shanghai Yalong Daoyi, Service Co., Ltd.	People’s Republic of China

1.28 Shenzhen iKang Guobin Clinic Co., Ltd.	People’s Republic of China

1.29 Shenzhen Xinglin Clinic Co., Ltd.	People’s Republic of China

1.30 Shenzhen iKang Co., Ltd.	People’s Republic of China

1.31 Shenzhen Kefa Clinic	People’s Republic of China

1.32 Guangzhou iKang Guobin Health Checkup Co., Ltd.	People’s Republic of China

1.33 Guangzhou Wokang Medical Clinic	People’s Republic of China

1.34 Nanjing Joycome Clinic Co., Ltd.	People’s Republic of China

1.35 Nanjing iKang Guobin Clinic Co., Ltd.	People’s Republic of China

1.36 Nanjing Aoyang TCM Clinic Co., Ltd.	People’s Republic of China

1.37 Nanjing Aoyang Shunkang Health Information Consultancy Co., Ltd.	People’s Republic of China

1.38 Chengdu iKang Guobin Health Examination Hospital Co., Ltd.	People’s Republic of China

1.39 Chengdu Jinjiang iKang Guobin Hongzhaobi Health Examination General Clinic Co., Ltd.	People’s Republic of China

1.40 Chengdu Gaoxin iKang Guobin Chengnan Clinic Co., Ltd.	People’s Republic of China

1.41 Chengdu iKang Guobin Blue Coast Healthcare Management Co., Ltd.	People’s Republic of China

1.42 Hangzhou iKang Guobin Wenhui Clinic Co., Ltd.	People’s Republic of China

1.43 Hangzhou Aibo Huagang Clinic Co. Ltd.	People’s Republic of China

1.44 Zhejiang Huzhou Ailikang Investment Management Co., Ltd.	People’s Republic of China

1.45 Tianjin Heping Aibin Clinic Co., Ltd.	People’s Republic of China

1.46 Chongqing Aibin Clinic Co., Ltd.	People’s Republic of China

1.47 Suzhou Aibin Clinic Co., Ltd.	People’s Republic of China

1.48 Changchun iKang Guobin Jiachang General Clinic Co., Ltd.	People’s Republic of China

1.49 Jiangyin iKang Guobin Clinic Co., Ltd.	People’s Republic of China

2. Majority-Owned Subsidiaries

2.1 Shanghai Wangzu Guobin Medical Center Co., Ltd.	People’s Republic of China
-70% equity interests owned by Shanghai iKang Guobin Holding Co., Ltd.

2.2 Shanghai iKang Jianwei Healthcare Management Co., Ltd.	People’s Republic of China
- 65% equity interests owned by Shanghai iKang Guobin Holding Co., Ltd.

2.3 Shanghai Wenzhong Clinic Co., Ltd.	People’s Republic of China
-71.15% equity interests owned by Shanghai iKang Guobin Holding Co., Ltd.

2.4 Changzhou iKang Guobin Clinic Co., Ltd.	People’s Republic of China
- 62.5% equity interests owned by Shanghai iKang Guobin Holding Co., Ltd.

2.5 Fujian iKang Guobin Health Management Co., Ltd.	People’s Republic of China
- 71.43% equity interests owned by Shanghai iKang Guobin Holding Co., Ltd.

2.6 Fuzhou Gulou iKang Guobin General Clinic Co., Ltd.	People’s Republic of China
- 71.43% equity interests owned by Shanghai iKang Guobin Holding Co., Ltd.

2.7 Shenzhen iKang Guobin Hospital Management, Inc.	People’s Republic of China
- 65.67% equity interests owned by Shenzhen iKang Co., Ltd.

2.8 Shenzhen Puji Clinic Co., Ltd.	People’s Republic of China
- 65.67% equity interests owned by Shenzhen iKang Co., Ltd.